                                                                       EX. 99.10

                                                     FREE WRITING PROSPECTUS FOR

GRAPHIC OMITTED                                             OWNIT, SERIES 2006-1

--------------------------------------------------------------------------------



                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS


                          $[489,199,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1





               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER




                                 JANUARY 9, 2006

--------------------------------------------------------------------------------

RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR

GRAPHIC OMITTED                                             OWNIT, SERIES 2006-1

-----------------------------------------------



                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

-----------------------------------------------

RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.


MORTGAGE LOAN CHARACTERISTICS
Aggregate Outstanding Principal Balance  $ 725,440,712
Aggregate Original Principal Balance     $ 725,934,747
Number of Mortgage Loans                     3,179
                                            MINIMUM       MAXIMUM        AVERAGE (1)
                                         -------------  ----------  --------------------
Original Principal Balance                  $ 17,400     $ 995,000        $ 228,353
Outstanding Principal Balance               $ 17,388     $ 995,000        $ 228,198
                                            MINIMUM       MAXIMUM   WEIGHTED AVERAGE (2)
                                         -------------  ----------  --------------------
Original Term (mos)                           180           360              359
Stated remaining Term (mos)                   175           359              357
Loan Age (mos)                                 1             6                2
Current Interest Rate                        5.000%       12.000%           6.606%
Initial Interest Rate Cap(4)                 3.000%        3.000%           3.000%
Periodic Rate Cap(4)                         1.000%        1.000%           1.000%
Gross Margin(4)                              4.000%        9.750%           5.539%
Maximum Mortgage Rate(4)                     11.000%      16.750%          12.493%
Minimum Mortgage Rate(4)                     0.000%       10.750%           6.494%
Months to Roll(4)                              18           83               25
Original Loan-to-Value                       17.54%       102.68%           78.25%
Credit Score (3)                              503           821              668
                                            EARLIEST      LATEST
                                         -------------  ----------
Maturity Date                              08/01/2020   12/01/2035

                      PERCENT OF                               PERCENT OF
LIEN POSITION      MORTGAGE POOL  YEAR OF ORIGINATION       MORTGAGE POOL
    ------------------------------------------------------------------

1st Lien                   98.28% 2005                             100.00%
2nd Lien                    1.72%
                                  LOAN PURPOSE
Occupancy                         Purchase                          72.60%
Primary                    97.78% Refinance -- Rate/Term             2.82%
Second Home                 0.46% Refinance -- Cashout              24.58%
Investment                  1.76%
                                  PROPERTY TYPE
Loan Type                         Single Family                     74.40%
Fixed Rate                 11.43% Planned Unit Development          17.03%
ARM                        88.57% Condominium                        6.75%
                                  Two- to Four-Family                1.81%
Amortization Type
Fully Amortizing           22.21%
Interest Only              73.96%
Balloon                     3.83%

(1)    Sum of Principal Balance divided by total number of loans.

(2)    Weighted by Outstanding Principal Balance.

(3)    Minimum and Weighting only for loans with scores.

(4)    ARM Loans only

MORTGAGE RATES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF            MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC         IO
-------------------------------------------------------------------------------------------------------------------

5.000% or less             1  $    344,000        0.05%    5.000%      741  $   344,000     80.00%  100.00%  100.00%
5.001% to 5.500%         119    33,235,425        4.58     5.405       700      279,289     77.69    98.43    83.66
5.501% to 6.000%         609   168,168,137       23.18     5.871       683      276,138     78.27    94.17    89.08
6.001% to 6.500%         805   213,976,264       29.50     6.332       672      265,809     77.30    83.64    81.69
6.501% to 7.000%         717   164,828,531       22.72     6.801       665      229,886     77.65    70.78    70.44
7.001% to 7.500%         310    63,620,106        8.77     7.300       649      205,226     77.74    71.73    61.78
7.501% to 8.000%         224    43,446,403        5.99     7.790       636      193,957     78.68    64.02    44.36
8.001% to 8.500%          99    15,674,896        2.16     8.306       623      158,332     80.46    74.62    38.18
8.501% to 9.000%          60     8,589,131        1.18     8.855       619      143,152     85.72    78.43    31.35
9.001% to 9.500%          48     4,519,684        0.62     9.307       642       94,160     87.79    51.01     8.71
9.501% to 10.000%         62     3,244,553        0.45     9.906       645       52,332     97.22    71.12     0.00
10.001% to 10.500%        15       803,928        0.11    10.333       657       53,595    100.00    39.26     0.00
10.501% to 11.000%        44     2,445,707        0.34    10.895       626       55,584     99.27    82.30     0.00
11.001% to 11.500%        59     2,262,726        0.31    11.326       611       38,351     99.67    97.99     0.00
11.501% to 12.000%         7       281,220        0.04    11.862       600       40,174     98.35    63.41     0.00
                    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------

TOTAL:                 3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
                    ========  ============  ==========  ========  ========  ===========  ========  =======  =======


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.606% per annum.


REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC         IO
-------------------------------------------------------------------------------------------------------------------------

169 to 180                      72  $  3,963,594        0.55%    9.376%      650  $    55,050     89.04%   85.40%    0.00%
229 to 240                       3       245,964        0.03     7.047       635       81,988     63.46    85.41     0.00
349 to 360                   3,104   721,231,155       99.42     6.590       668      232,355     78.19    81.07    74.39
                          --------  ------------  ----------  --------  --------  -----------  --------  -------  -------

TOTAL:                       3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
                          ========  ============  ==========  ========  ========  ===========  ========  =======  =======


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 175 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC         IO
---------------------------------------------------------------------------------------------------------------------------

$50,000 or less                  167  $  5,779,222        0.80%   10.273%      643  $    34,606     98.04%   83.77%    0.00%
$50,001 to $100,000              254    19,856,179        2.74     7.587       661       78,174     79.48    84.15    28.93
$100,001 to $150,000             630    79,899,392       11.01     6.916       652      126,824     78.25    89.26    48.89
$150,001 to $200,000             597   103,875,060       14.32     6.713       655      173,995     78.24    88.45    62.81
$200,001 to $250,000             420    94,300,924       13.00     6.656       666      224,526     78.33    78.38    72.11
$250,001 to $300,000             313    86,121,664       11.87     6.575       660      275,149     77.49    80.85    73.10
$300,001 to $350,000             229    74,356,844       10.25     6.450       671      324,702     77.97    75.99    86.30
$350,001 to $400,000             180    67,469,897        9.30     6.407       669      374,833     77.90    74.39    86.27
$400,001 to $450,000             151    64,340,675        8.87     6.428       684      426,097     78.32    72.76    86.13
$450,001 to $500,000              99    46,996,192        6.48     6.313       684      474,709     77.62    74.80    89.92
$500,001 to $550,000              54    28,261,077        3.90     6.304       685      523,353     78.49    81.45    96.27
$550,001 to $600,000              40    23,096,530        3.18     6.270       688      577,413     78.58    77.23    94.99
$600,001 to $650,000              24    15,048,663        2.07     6.078       681      627,028     78.76    95.96    83.26
$650,001 to $700,000               7     4,788,011        0.66     6.429       653      684,002     76.39   100.00    85.91
$700,001 to $750,000               6     4,359,358        0.60     6.497       688      726,560     75.90   100.00    82.88
$750,001 to $800,000               2     1,560,000        0.22     5.994       738      780,000     80.00   100.00   100.00
$800,001 to $850,000               1       829,631        0.11     6.375       694      829,631     80.00   100.00     0.00
$850,001 to $900,000               4     3,506,394        0.48     6.376       692      876,598     74.37   100.00   100.00
$950,001 to $1,000,000             1       995,000        0.14     5.500       757      995,000     71.84   100.00   100.00
                            --------  ------------  ----------  --------  --------  -----------  --------  -------  -------

TOTAL:                         3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
                            ========  ============  ==========  ========  ========  ===========  ========  =======  =======


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $17,388 to approximately $995,000 and the average outstanding principal balance of the Mortgage Loans was approximately $228,198.


PRODUCT TYPES

                                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC         IO
------------------------------------------------------------------------------------------------------------------------------

15 Year Fixed Loans                   9  $    958,274        0.13%    7.003%      626  $   106,475     57.68%  100.00%    0.00%
20 Year Fixed Loans                   3       245,964        0.03     7.047       635       81,988     63.46    85.41     0.00
30 Year Fixed Loans                 506    73,592,421       10.14     7.380       644      145,440     76.37    93.54    21.63
15/30 Balloon                        63     3,005,320        0.41    10.132       657       47,703     99.04    80.75     0.00
30/40 Balloon                        10     2,159,216        0.30     7.279       653      215,922     75.55    84.90     0.00
30/45 Balloon                        16     2,923,040        0.40     7.656       643      182,690     77.21    95.05     0.00
6 Month LIBOR Loans                   1       216,750        0.03     6.125       716      216,750     80.00   100.00   100.00
2/28 LIBOR Loans                  1,994   517,919,456       71.39     6.486       670      259,739     78.57    78.46    84.71
3/27 LIBOR Loans                    320    65,753,938        9.06     6.442       669      205,481     78.22    84.95    78.90
3/27 LIBOR Loans (40 Year Am)        22     5,212,853        0.72     7.192       664      236,948     77.43    44.90     0.00
3/27 LIBOR Loans (45 Year Am)        61    12,736,033        1.76     7.100       656      208,787     77.12    89.08     0.00
4/26 LIBOR Loans                     31     6,715,504        0.93     6.303       683      216,629     77.87    81.72    75.83
5/25 LIBOR Loans                    136    32,229,278        4.44     6.347       679      236,980     77.41    88.17    76.59
5/25 LIBOR Loans (40 Year Am)         3       879,556        0.12     6.500       700      293,185     74.56    72.27     0.00
5/25 LIBOR Loans (45 Year Am)         1       158,958        0.02     6.990       651      158,958     75.00   100.00     0.00
7/23 LIBOR Loans (45 Year Am)         3       734,151        0.10     7.989       689      244,717     69.63    58.05     0.00
                               --------  ------------  ----------  --------  --------  -----------  --------  -------  -------

TOTAL:                            3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
                               ========  ============  ==========  ========  ========  ===========  ========  =======  =======



AMORTIZATION TYPE

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC         IO
------------------------------------------------------------------------------------------------------------------------

Fully Amortizing            1,030  $161,114,056       22.22%    7.095%      651  $   156,421     77.70%   81.78%    0.00%
Balloon                       179    27,809,128        3.84     7.521       658      155,358     79.15    78.91     0.00
24 Month Interest-Only          1       270,450        0.04     6.740       739      270,450     79.99   100.00   100.00
60 Month Interest-Only      1,899   520,062,919       71.73     6.394       674      273,861     78.45    80.56   100.00
120 Month Interest-Only        69    15,746,160        2.17     6.952       648      228,205     75.53    97.42   100.00
                         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------

TOTAL:                      3,178  $725,002,712      100.00%    6.605%      668  $   228,132     78.25%   81.14%   73.94%
                         ========  ============  ==========  ========  ========  ===========  ========  =======  =======


ADJUSTMENT TYPE

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC         IO
----------------------------------------------------------------------------------------------------------------

ARM                 2,572  $642,556,477       88.57%    6.493%      671  $   249,828     78.41%   79.56%   81.02%
Fixed Rate            607    82,884,235       11.43     7.481       645      136,547     76.95    92.96    19.21
                 --------  ------------  ----------  --------  --------  -----------  --------  -------  -------

TOTAL:              3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
                 ========  ============  ==========  ========  ========  ===========  ========  =======  =======



STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------
Arizona              135  $ 24,446,688        3.37%    6.942%      646  $   181,087     78.38%   88.50%   59.88%
Arkansas              10     1,210,035        0.17     7.342       637      121,004     78.62    92.44    21.30
California         1,340   428,198,817       59.03     6.433       675      319,551     77.42    77.09    85.86
Colorado             315    51,489,017        7.10     6.562       651      163,457     79.65    94.60    71.70
Florida              176    31,980,055        4.41     6.998       652      181,705     79.24    72.36    45.50
Georgia               84    11,613,590        1.60     7.400       643      138,257     81.00    88.31    50.78
Idaho                 92    12,270,181        1.69     6.825       656      133,372     78.39    84.50    51.13
Illinois               6     1,093,829        0.15     7.423       618      182,305     74.27   100.00    59.36
Indiana                1        95,917        0.01     6.750       633       95,917     80.00   100.00     0.00
Iowa                   8       688,720        0.09     7.244       649       86,090     77.30    88.00     0.00
Kansas                36     5,335,548        0.74     6.764       671      148,210     80.73    89.27    33.60
Kentucky              21     2,547,512        0.35     7.063       640      121,310     80.76    93.83    38.31
Maryland               6     1,294,461        0.18     6.846       667      215,744     76.03   100.00    34.61
Michigan              99    12,982,451        1.79     7.173       658      131,136     81.80    83.15    51.23
Minnesota             48     7,956,635        1.10     6.592       657      165,763     78.80    87.63    81.56
Mississippi            2       347,844        0.05     6.715       677      173,922     80.00   100.00    71.30
Missouri              50     5,976,137        0.82     7.416       652      119,523     84.36    91.18    44.48
Montana                1       144,380        0.02     8.875       681      144,380     95.00     0.00     0.00
Nebraska              12     1,434,779        0.20     6.989       656      119,565     82.71    92.95    36.80
Nevada                85    18,192,003        2.51     6.830       668      214,024     77.36    79.06    65.49
New Jersey             3       558,135        0.08     7.347       632      186,045     45.54   100.00     0.00
North Carolina        14     2,228,320        0.31     7.156       632      159,166     81.40    92.21    38.82
Ohio                 100    11,935,904        1.65     7.241       655      119,359     83.97    94.10    42.89
Oklahoma               2       211,263        0.03     6.625       677      105,632     78.73   100.00     0.00
Oregon               148    25,472,551        3.51     6.796       669      172,112     77.91    83.23    55.01
Pennsylvania           1       111,883        0.02     5.750       764      111,883     80.00   100.00     0.00
South Carolina         4       481,187        0.07     8.426       639      120,297     77.13    48.49     0.00
Tennessee             47     5,839,203        0.80     7.329       630      124,238     80.56    97.26    26.09
Utah                  89    14,254,468        1.96     6.589       655      160,163     79.07    88.51    61.16
Washington           222    42,309,734        5.83     6.586       674      190,584     78.89    88.00    63.95
Wisconsin             20     2,527,147        0.35     8.134       637      126,357     84.61    83.75    22.43
Wyoming                2       212,318        0.03     6.870       628      106,159     80.00   100.00    46.91
---------------------------------------------------------------------------------------------------------------
TOTAL:             3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
===============================================================================================================

(1) No more than approximately 0.98% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------

10.01% to 20.00%             5  $    333,953        0.05%    7.370%      622  $    66,791     18.23%   73.08%   20.96%
20.01% to 30.00%             9     1,049,682        0.14     7.206       593      116,631     26.66    80.02    16.96
30.01% to 40.00%            21     2,670,371        0.37     7.115       597      127,161     36.86    91.95    35.73
40.01% to 50.00%            33     5,679,509        0.78     6.675       617      172,106     46.47    87.70    43.82
50.01% to 60.00%            58    11,909,166        1.64     6.805       633      205,330     56.08    87.13    42.21
60.01% to 70.00%           159    38,909,720        5.36     6.771       626      244,715     66.47    89.26    50.47
70.01% to 75.00%           607   158,208,618       21.81     6.491       669      260,640     74.78    79.26    77.31
75.01% to 80.00%          1774   438,611,260       60.46     6.428       676      247,244     79.94    79.17    80.55
80.01% to 85.00%            71    17,746,382        2.45     7.023       642      249,949     84.35    96.10    63.70
85.01% to 90.00%           119    23,814,145        3.28     7.503       653      200,119     89.68    92.44    60.08
90.01% to 95.00%            62    11,186,520        1.54     7.525       659      180,428     94.45    95.90    48.90
95.01% to 100.00%          260    15,287,624        2.11     9.562       660       58,799     99.98    79.68     9.75
100.01% to 105.00%           1        33,762         ---     8.875       687       33,762    102.68   100.00     0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
=====================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 102.68% . With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.72% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.28% . The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.60%.

LOAN PURPOSE

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------------
Purchase                   2,266  $526,656,062       72.60%    6.540%      677  $   232,417     79.42%   77.58%   79.53%
Refinance -- Cashout         809   178,292,812       24.58     6.778       641      220,387     75.26    89.76    60.36
Refinance -- Rate Term       104    20,491,838        2.82     6.779       650      197,037     73.93    95.99    49.13
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
=======================================================================================================================

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------
Single Family                2,341  $539,738,180       74.40%    6.595%      666  $   230,559     77.98%   81.63%   74.02%
Planned Unit Development       549   123,574,754       17.03     6.622       666      225,091     79.03    82.88    71.28
Condominium                    250    48,999,331        6.75     6.642       678      195,997     79.09    78.00    80.38
Two- to Four-Family             39    13,128,447        1.81     6.750       693      336,627     78.60    53.85    72.72
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
=========================================================================================================================

DOCUMENTATION

                                    NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                    2,127  $449,058,964       61.90%    6.516%      660  $   211,123     78.18%  100.00%   73.67%
Full Documentation -- Bank Statem       512   139,231,957       19.19     6.531       662      271,937     78.29   100.00    74.54
No Income Verification                  445   111,860,368       15.42     7.082       703      251,372     78.23     0.00    71.93
Limited Income Verification              95    25,289,423        3.49     6.493       682      266,204     79.19     0.00    84.87
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
==================================================================================================================================

OCCUPANCY

              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------
Primary         3,113  $709,305,453       97.78%    6.587%      667  $   227,853     78.18%   81.15%   74.18%
Investment         53    12,788,818        1.76     7.582       694      241,298     81.86    77.98    65.20
Second Home        13     3,346,442        0.46     6.729       680      257,419     78.14    80.83    59.49
------------------------------------------------------------------------------------------------------------
TOTAL:          3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
============================================================================================================

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------
1                        981  $221,976,553       30.60%    7.056%      664  $   226,276     76.11%   70.10%   55.93%
2                      1,165   241,842,299       33.34     6.747       664      207,590     78.77    80.04    73.24
3                        691   172,202,032       23.74     6.260       671      249,207     79.84    89.81    91.04
4                         10     3,543,219        0.49     5.944       707      354,322     77.11    87.30   100.00
5                        308    80,114,474       11.04     5.773       678      260,112     79.18    94.54    87.74
6                         24     5,762,136        0.79     5.634       689      240,089     78.37    97.31    80.39
-------------------------------------------------------------------------------------------------------------------
TOTAL:                 3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
===================================================================================================================

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
Original Prepayment  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
Penalty Term           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
None                      243  $ 37,340,924        5.15%    7.504%      657  $   153,666     80.59%   82.55%   50.75%
6 Months                   33     5,022,840        0.69     6.703       672      152,207     80.20    89.32    35.69
12 Months                 237    68,160,456        9.40     6.635       669      287,597     77.11    82.86    79.94
24 Months               1,629   392,526,001       54.11     6.512       670      240,961     78.86    78.70    83.22
36 Months               1,037   222,390,492       30.66     6.608       665      214,456     77.07    84.35    60.53
--------------------------------------------------------------------------------------------------------------------
TOTAL:                  3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
====================================================================================================================

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


CREDIT SCORES

                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------
501 to 525            5  $  1,602,708        0.22%    7.652%      518  $   320,542     67.22%   65.48%   37.81%
526 to 550           22     4,374,708        0.60     7.530       544      198,850     70.48    94.59    37.63
551 to 575          109    21,603,810        2.98     7.642       565      198,200     71.07    91.26    46.66
576 to 600          190    34,462,258        4.75     7.389       590      181,380     75.23    97.13    49.93
601 to 625          483    87,181,925       12.02     6.947       613      180,501     78.07    96.61    64.30
626 to 650          585   130,079,107       17.93     6.558       640      222,357     78.21    93.99    75.07
651 to 675          601   139,320,074       19.20     6.510       662      231,814     78.54    84.21    75.61
676 to 700          488   119,763,262       16.51     6.436       688      245,417     79.18    72.38    78.77
701 to 725          318    87,130,329       12.01     6.342       711      273,995     78.96    64.53    83.39
726 to 750          183    48,402,852        6.67     6.438       737      264,496     79.80    63.65    85.55
751 to 775          130    32,027,830        4.41     6.335       760      246,368     79.46    63.25    75.90
776 to 800           59    18,053,219        2.49     6.332       785      305,987     78.30    60.17    77.97
801 to 825            6     1,438,630        0.20     6.313       807      239,772     77.84    88.89    79.16
--------------------------------------------------------------------------------------------------------------
TOTAL:            3,179  $725,440,712      100.00%    6.606%      668  $   228,198     78.25%   81.09%   73.96%
==============================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 821 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 668.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                    NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%          1  $    344,000        0.05%    5.000%      741  $   344,000     80.00%  100.00%  100.00%
4.001% to 4.500%        109    29,951,367        4.66     5.401       698      274,783     77.91    98.25    84.61
4.501% to 5.000%        567   151,596,500       23.59     5.862       682      267,366     78.21    94.52    87.41
5.001% to 5.500%        719   193,168,002       30.06     6.283       674      268,662     77.97    85.16    87.82
5.501% to 6.000%        594   144,084,106       22.42     6.727       667      242,566     78.40    71.04    79.05
6.001% to 6.500%        276    63,605,520        9.90     7.194       661      230,455     78.67    58.17    73.13
6.501% to 7.000%        185    37,671,136        5.86     7.700       645      203,628     79.81    54.92    62.13
7.001% to 7.500%         70    13,092,320        2.04     8.174       631      187,033     80.28    57.55    48.10
7.501% to 8.000%         33     6,172,127        0.96     8.863       605      187,034     82.63    79.43    36.63
8.001% to 8.500%         15     2,327,394        0.36     9.318       610      155,160     80.91    44.70    16.91
8.501% to 9.000%          2       388,963        0.06     9.826       599      194,481     86.95    39.09     0.00
9.501% to 10.000%         1       155,042        0.02    10.750       720      155,042    100.00     0.00     0.00
------------------------------------------------------------------------------------------------------------------
TOTAL:                2,572  $642,556,477      100.00%    6.493%      671  $   249,828     78.41%   79.56%   81.02%
==================================================================================================================

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.539% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
Range of Maximum    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
Mortgage Rates        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------
11.000% or less            1  $    344,000        0.05%    5.000%      741  $   344,000     80.00%  100.00%  100.00%
11.001% to 11.500%       119    33,235,425        5.17     5.405       700      279,289     77.69    98.43    83.66
11.501% to 12.000%       605   167,461,304       26.06     5.871       683      276,796     78.31    94.33    89.10
12.001% to 12.500%       723   195,252,896       30.39     6.328       673      270,059     77.94    81.99    87.59
12.501% to 13.000%       589   138,260,671       21.52     6.798       669      234,738     78.55    66.27    78.40
13.001% to 13.500%       245    52,870,769        8.23     7.295       653      215,799     78.43    65.28    71.11
13.501% to 14.000%       173    34,985,911        5.44     7.779       638      202,231     79.77    58.96    52.67
14.001% to 14.500%        66    11,101,975        1.73     8.306       625      168,212     80.88    65.47    46.37
14.501% to 15.000%        33     6,172,127        0.96     8.863       605      187,034     82.63    79.43    36.63
15.001% to 15.500%        15     2,327,394        0.36     9.318       610      155,160     80.91    44.70    16.91
15.501% to 16.000%         2       388,963        0.06     9.826       599      194,481     86.95    39.09     0.00
16.501% to 17.000%         1       155,042        0.02    10.750       720      155,042    100.00     0.00     0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,572  $642,556,477      100.00%    6.493%      671  $   249,828     78.41%   79.56%   81.02%
===================================================================================================================

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.493% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
NEXT RATE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------
July 2007              19  $  4,352,874        0.68%    5.618%      673  $   229,099     77.60%   97.68%   94.34%
August 2007           233    63,770,162        9.92     5.766       676      273,692     79.34    93.61    89.89
September 2007          9     3,425,719        0.53     5.942       710      380,635     78.21    86.86   100.00
October 2007          489   136,355,904       21.22     6.191       671      278,846     79.86    90.30    94.09
November 2007         662   168,337,736       26.20     6.592       666      254,287     78.30    76.46    83.82
December 2007         583   141,893,811       22.08     7.008       671      243,386     77.34    61.89    73.78
July 2008               1       242,382        0.04     5.875       643      242,382     80.00   100.00   100.00
August 2008            52    11,654,058        1.81     5.723       685      224,117     79.25    98.83    86.28
September 2008          1       117,500        0.02     5.990       617      117,500     45.19   100.00   100.00
October 2008           87    19,532,011        3.04     6.202       680      224,506     78.45    84.46    90.62
November 2008         105    21,146,573        3.29     6.592       658      201,396     78.23    85.89    77.93
December 2008         157    31,010,300        4.83     7.163       658      197,518     77.20    74.18    23.49
July 2009               1       635,152        0.10     5.375       789      635,152     80.00   100.00     0.00
August 2009             4       693,820        0.11     5.939       701      173,455     80.00   100.00    57.94
October 2009           11     2,171,101        0.34     6.249       663      197,373     76.74    58.29   100.00
November 2009           8     1,661,952        0.26     6.537       656      207,744     78.24   100.00    89.14
December 2009           7     1,553,478        0.24     6.672       689      221,925     77.25    79.29    66.81
July 2010               2       477,726        0.07     5.546       721      238,863     80.00   100.00    59.27
August 2010            15     3,755,834        0.58     5.772       682      250,389     74.66   100.00    66.88
October 2010           40    10,670,978        1.66     6.180       675      266,774     79.64    97.92    73.81
November 2010          57    12,793,277        1.99     6.466       684      224,443     77.97    80.08    77.22
December 2010          26     5,569,976        0.87     6.892       672      214,230     72.94    76.92    74.22
December 2012           3       734,151        0.11     7.989       689      244,717     69.63    58.05     0.00
----------------------------------------------------------------------------------------------------------------
TOTAL:              2,572  $642,556,477      100.00%    6.493%      671  $   249,828     78.41%   79.56%   81.02%
================================================================================================================

GROUP I MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance              $292,139,698
Aggregate Original Principal Balance                 $292,460,282
Number of Mortgage Loans                                 1,756
                                           MINIMUM      MAXIMUM         AVERAGE (1)
Original Principal Balance               $   17,400  $    675,000  $        166,549
Outstanding Principal Balance            $   17,388  $    674,511  $        166,367
                                           MINIMUM      MAXIMUM    WEIGHTED AVERAGE (2)
Original Term (mos)                          180          360                358
Stated remaining Term (mos)                  175          359                356
Loan Age (mos)                                1            6                 2
Current Interest Rate                       5.125%      12.000%            6.785%
Initial Interest Rate Cap(4)                3.000%       3.000%            3.000%
Periodic Rate Cap(4)                        1.000%       1.000%            1.000%
Gross Margin(4)                             4.125%       9.750%            5.663%
Maximum Mortgage Rate(4)                   11.125%      16.750%           12.645%
Minimum Mortgage Rate(4)                    5.125%      10.750%            6.645%
Months to Roll(4)                            18           83                27
Original Loan-to-Value                      17.54%      102.68%            77.23%
Credit Score (3)                             503          821               652
                                          EARLIEST      LATEST
Maturity Date                            08/01/2020   12/01/2035

                     PERCENT OF                               PERCENT OF
LIEN POSITION      MORTGAGE POOL  YEAR OF ORIGINATION       MORTGAGE POOL
1st Lien                   98.01% 2005                             100.00%
2nd Lien                    1.99%
                                  LOAN PURPOSE
OCCUPANCY                         Purchase                          44.63%
Primary                    95.30% Refinance -- Rate/Term             5.45%
Second Home                 0.89% Refinance -- Cashout              49.92%
Investment                  3.81%
                                  PROPERTY TYPE
LOAN TYPE                         Single Family                     76.14%
Fixed Rate                 18.93% Planned Unit Development          16.59%
ARM                        81.07% Condominium                        5.91%
                                  Two- to Four-Family                1.36%
AMORTIZATION TYPE
Fully Amortizing           34.42%
Interest Only              61.51%
Balloon                     4.07%


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

MORTGAGE RATES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF            MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%          59  $ 11,568,348        3.96%    5.407%      678  $   196,074     75.83%   97.64%   73.45%
5.501% to 6.000%         287    54,637,811       18.70     5.873       669      190,376     76.76    97.59    80.16
6.001% to 6.500%         391    72,745,303       24.90     6.333       662      186,049     75.34    91.08    73.15
6.501% to 7.000%         411    71,699,384       24.54     6.810       651      174,451     76.75    89.00    56.94
7.001% to 7.500%         195    32,038,007       10.97     7.306       633      164,297     76.50    89.39    51.24
7.501% to 8.000%         150    24,645,832        8.44     7.791       629      164,306     78.64    73.66    40.76
8.001% to 8.500%          70    10,600,131        3.63     8.320       613      151,430     80.39    84.00    39.27
8.501% to 9.000%          44     6,308,155        2.16     8.854       614      143,367     84.34    83.16    37.40
9.001% to 9.500%          35     3,306,467        1.13     9.308       621       94,470     84.81    57.46    11.90
9.501% to 10.000%         40     1,728,604        0.59     9.919       642       43,215     97.24    85.12     0.00
10.001% to 10.500%         7       331,698        0.11    10.332       649       47,385    100.00    49.90     0.00
10.501% to 11.000%        22       971,114        0.33    10.881       634       44,142     99.46    75.38     0.00
11.001% to 11.500%        42     1,475,606        0.51    11.321       613       35,133    100.00   100.00     0.00
11.501% to 12.000%         3        83,237        0.03    11.910       602       27,746     94.45   100.00     0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
===================================================================================================================

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.125% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.785% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------
169 to 180                      51  $  2,527,101        0.87%    8.997%      639  $    49,551     83.54%   89.35%    0.00%
229 to 240                       3       245,964        0.08     7.047       635       81,988     63.46    85.41     0.00
349 to 360                   1,702   289,366,633       99.05     6.765       652      170,016     77.19    89.50    62.10
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
=========================================================================================================================

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 175 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------------
$50,000 or less                  123  $  4,155,408        1.42%   10.184%      644  $    33,784     97.27%   85.70%    0.00%
$50,001 to $100,000              204    16,296,328        5.58     7.225       658       79,884     76.15    89.86    33.72
$100,001 to $150,000             533    67,537,251       23.12     6.842       652      126,712     77.55    91.12    51.15
$150,001 to $200,000             422    73,110,636       25.03     6.712       653      173,248     77.59    90.75    64.37
$200,001 to $250,000             191    42,568,399       14.57     6.667       655      222,871     77.08    88.47    69.35
$250,001 to $300,000             143    39,246,198       13.43     6.708       649      274,449     75.72    84.00    65.03
$300,001 to $350,000              73    23,389,554        8.01     6.518       645      320,405     76.40    90.55    78.78
$350,001 to $400,000              55    20,639,464        7.06     6.540       648      375,263     76.06    88.95    72.82
$400,001 to $450,000              11     4,521,948        1.55     6.543       657      411,086     76.58   100.00    90.84
$650,001 to $700,000               1       674,511        0.23     7.625       646      674,511     75.00   100.00     0.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
===========================================================================================================================

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $17,388 to approximately $674,511 and the average outstanding principal balance of the Mortgage Loans was approximately $166,367.

PRODUCT TYPES

                                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans                   9  $    958,274        0.33%    7.003%      626  $   106,475     57.68%  100.00%    0.00%
20 Year Fixed Loans                   3       245,964        0.08     7.047       635       81,988     63.46    85.41     0.00
30 Year Fixed Loans                 365    49,458,791       16.93     7.307       637      135,504     73.82    96.31    21.95
15/30 Balloon                        42     1,568,827        0.54    10.215       647       37,353     99.33    82.85     0.00
30/40 Balloon                         7     1,347,114        0.46     7.359       637      192,445     75.12   100.00     0.00
30/45 Balloon                        11     1,721,617        0.59     7.396       647      156,511     75.26   100.00     0.00
2/28 LIBOR Loans                    960   174,813,595       59.84     6.659       654      182,097     78.20    87.29    73.45
3/27 LIBOR Loans                    212    35,878,333       12.28     6.552       660      169,237     78.09    91.38    73.70
3/27 LIBOR Loans (40 Year Am)         8       911,842        0.31     7.515       638      113,980     78.60    72.36     0.00
3/27 LIBOR Loans (45 Year Am)        36     5,725,910        1.96     7.316       640      159,053     77.98    89.46     0.00
4/26 LIBOR Loans                     19     3,223,363        1.10     6.309       663      169,651     77.24    85.81    73.52
5/25 LIBOR Loans                     81    15,679,177        5.37     6.395       663      193,570     74.76    89.62    74.30
5/25 LIBOR Loans (45 Year Am)         1       158,958        0.05     6.990       651      158,958     75.00   100.00     0.00
7/23 LIBOR Loans (45 Year Am)         2       447,933        0.15     8.781       644      223,966     66.20    31.25     0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
==============================================================================================================================


AMORTIZATION TYPE

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE         LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------------
Fully Amortizing             717  $100,548,303       34.42%    7.113%      642  $   140,235     75.98%   86.71%    0.00%
Balloon                      107    11,882,200        4.07     7.781       642      111,049     79.64    87.94     0.00
60 Month Interest-Only       876   169,025,034       57.86     6.502       658      192,951     77.95    90.60   100.00
120 Month Interest-Only       56    10,684,160        3.66     7.061       645      190,789     74.96   100.00   100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
==============================================================================================================================

ADJUSTMENT TYPE

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------
ARM                 1,319  $236,839,111       81.07%    6.644%      655  $   179,560     77.92%   87.94%   71.29%
Fixed Rate            437    55,300,587       18.93     7.387       638      126,546     74.30    96.14    19.63
----------------------------------------------------------------------------------------------------------------
TOTAL:              1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
================================================================================================================


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------
Arizona               91  $ 14,137,803        4.84%    6.968%      644  $   155,360     77.54%   90.13%   61.53%
Arkansas               6       726,872        0.25     7.288       649      121,145     78.48    87.42    20.27
California           420    99,212,378       33.96     6.549       649      236,220     73.45    87.99    72.24
Colorado             261    39,832,074       13.63     6.588       651      152,613     79.62    97.10    71.74
Florida               95    14,228,622        4.87     7.184       633      149,775     77.52    87.30    35.40
Georgia               66     8,770,608        3.00     7.463       644      132,888     80.50    88.29    51.48
Idaho                 66     8,128,252        2.78     6.752       656      123,155     78.92    88.32    53.26
Illinois               6     1,093,829        0.37     7.423       618      182,305     74.27   100.00    59.36
Indiana                1        95,917        0.03     6.750       633       95,917     80.00   100.00     0.00
Iowa                   6       532,759        0.18     7.072       652       88,793     77.62    84.49     0.00
Kansas                28     3,978,027        1.36     6.924       659      142,072     81.19    93.17    30.75
Kentucky              18     2,192,930        0.75     7.225       637      121,829     80.65    92.83    34.07
Maryland               5     1,006,983        0.34     6.944       652      201,397     74.90   100.00    44.49
Michigan              84    10,309,138        3.53     7.264       656      122,728     82.55    82.05    49.85
Minnesota             39     6,258,126        2.14     6.510       653      160,465     78.76    91.43    84.30
Mississippi            1        99,844        0.03     7.250       684       99,844     80.00   100.00     0.00
Missouri              47     5,270,107        1.80     7.458       653      112,130     83.86    90.00    46.05
Montana                1       144,380        0.05     8.875       681      144,380     95.00     0.00     0.00
Nebraska              10     1,305,986        0.45     6.934       653      130,599     82.62    92.26    40.43
Nevada                51    10,062,798        3.44     6.914       663      197,310     76.41    82.01    60.90
New Jersey             3       558,135        0.19     7.347       632      186,045     45.54   100.00     0.00
North Carolina         6       746,128        0.26     6.850       652      124,355     80.66   100.00     0.00
Ohio                  73     8,327,076        2.85     7.210       655      114,070     83.79    95.40    36.94
Oklahoma               1        53,203        0.02     6.625       668       53,203     75.00   100.00     0.00
Oregon               108    16,756,272        5.74     6.929       663      155,151     77.25    85.70    51.76
Pennsylvania           1       111,883        0.04     5.750       764      111,883     80.00   100.00     0.00
South Carolina         3       233,315        0.08     7.550       622       77,772     74.07   100.00     0.00
Tennessee             30     3,438,856        1.18     7.405       632      114,629     79.57    95.35    24.35
Utah                  65     8,941,926        3.06     6.661       653      137,568     78.71    87.93    60.76
Washington           147    23,498,712        8.04     6.592       669      159,855     78.56    88.82    67.75
Wisconsin             15     1,874,441        0.64     8.353       638      124,963     85.80    88.48     7.06
Wyoming                2       212,318        0.07     6.870       628      106,159     80.00   100.00    46.91
---------------------------------------------------------------------------------------------------------------
TOTAL:             1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
===============================================================================================================

(1) No more than approximately 0.83% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%             5  $    333,953        0.11%    7.370%      622  $    66,791     18.23%   73.08%   20.96%
20.01% to 30.00%             9     1,049,682        0.36     7.206       593      116,631     26.66    80.02    16.96
30.01% to 40.00%            21     2,670,371        0.91     7.115       597      127,161     36.86    91.95    35.73
40.01% to 50.00%            33     5,679,509        1.94     6.675       617      172,106     46.47    87.70    43.82
50.01% to 60.00%            53     9,689,841        3.32     6.816       631      182,827     55.73    89.15    43.61
60.01% to 70.00%           137    28,807,757        9.86     6.786       619      210,276     66.24    89.34    46.45
70.01% to 75.00%           295    52,149,573       17.85     6.591       650      176,778     74.59    89.37    63.71
75.01% to 80.00%           837   145,850,338       49.92     6.505       665      174,254     79.86    88.86    70.37
80.01% to 85.00%            55    11,339,976        3.88     7.155       625      206,181     84.22    95.99    63.73
85.01% to 90.00%           103    18,355,244        6.28     7.688       649      178,206     89.75    91.07    58.31
90.01% to 95.00%            48     7,781,606        2.66     7.622       657      162,117     94.35    94.10    43.74
95.01% to 100.00%          159     8,398,086        2.87     9.447       656       52,818     99.97    87.90    14.57
100.01% to 105.00%           1        33,762        0.01     8.875       687       33,762    102.68   100.00     0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
=====================================================================================================================

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 102.68% . With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.99% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.03% . The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 21.27% .

LOAN PURPOSE

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------------------------------------------------------------------------------------------------------
Refinance -- Cashout         744  $145,834,319       49.92%    6.829%      638  $   196,014     74.94%   89.63%   56.43%
Pruchase                     918   130,374,718       44.63     6.723       668      142,020     80.24    88.69    68.95
Refinance -- Rate Term        94    15,930,661        5.45     6.890       643      169,475     73.56    94.84    47.21
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
=======================================================================================================================


PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------------
Single Family                1,324  $222,449,540       76.14%    6.792%      649  $   168,013     76.69%   90.10%   60.40%
Planned Unit Development       288    48,471,168       16.59     6.743       654      168,303     79.07    89.47    63.98
Condominium                    129    17,259,331        5.91     6.707       676      133,793     79.44    88.83    73.09
Two- to Four-Family             15     3,959,658        1.36     7.226       662      263,977     75.30    58.61    43.53
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
=========================================================================================================================


DOCUMENTATION

                                    NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                    1,335  $216,814,807       74.22%    6.694%      648  $   162,408     77.16%  100.00%  63.66%
Full Documentation -- Bank Statem       239    44,636,337       15.28     6.883       649      186,763     77.94   100.00   57.77
No Income Verification                  152    24,776,087        8.48     7.439       682      163,001     75.98     0.00   45.03
Limited Income Verification              30     5,912,467        2.02     6.638       681      197,082     79.66     0.00   80.17
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%  61.51%
==================================================================================================================================


OCCUPANCY

              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------
Primary         1,694  $278,406,491       95.30%    6.753%      650  $   164,349     77.00%   90.06%   61.21%
Investment         50    11,133,123        3.81     7.564       692      222,662     82.44    78.58    65.68
Second Home        12     2,600,083        0.89     6.867       678      216,674     79.04    75.32    76.57
------------------------------------------------------------------------------------------------------------
TOTAL:          1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
============================================================================================================

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------
1                        556  $ 94,042,207       32.19%    7.238%      646  $   169,141     74.42%   84.48%   40.04%
2                        688   107,055,267       36.65     6.912       649      155,604     78.25    88.88    61.79
3                        332    57,486,911       19.68     6.388       658      173,153     79.48    93.38    85.94
4                          2       191,100        0.07     6.138       637       95,550     58.60   100.00   100.00
5                        168    31,711,428       10.85     5.795       662      188,758     78.32    99.28    78.69
6                         10     1,652,784        0.57     5.648       675      165,278     74.32    90.63    81.83
-------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
===================================================================================================================

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------------
None                      169  $ 19,990,411        6.84%    7.822%      651  $   118,286     81.53%   86.02%   37.26%
6 Months                   26     3,793,153        1.30     6.844       661      145,891     80.49    93.78    32.25
12 Months                  97    19,207,639        6.57     6.883       646      198,017     74.38    94.51    64.17
24 Months                 776   134,409,889       46.01     6.674       652      173,209     78.18    87.72    73.68
36 Months                 688   114,738,606       39.28     6.716       652      166,771     75.74    91.20    52.02
--------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
====================================================================================================================

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------------------------------------------------------------------------------------------
501 to 525            1  $    270,000        0.09%    8.990%      503  $   270,000     55.10%  100.00%  100.00%
526 to 550           20     3,605,758        1.23     7.774       543      180,288     68.45    93.44    24.33
551 to 575           97    17,952,111        6.15     7.664       565      185,073     69.71    92.67    44.53
576 to 600          116    17,273,351        5.91     7.430       590      148,908     70.85    95.48    39.70
601 to 625          332    51,397,395       17.59     7.027       612      154,811     76.63    96.10    55.50
626 to 650          352    61,856,252       21.17     6.591       639      175,728     77.79    95.63    67.14
651 to 675          322    54,506,212       18.66     6.600       663      169,274     78.94    89.02    65.18
676 to 700          237    40,969,701       14.02     6.503       688      172,868     79.31    83.72    70.45
701 to 725          125    19,800,535        6.78     6.571       712      158,404     79.66    73.83    63.58
726 to 750           71    10,929,729        3.74     6.657       738      153,940     80.67    76.53    71.64
751 to 775           60     8,709,072        2.98     6.558       761      145,151     80.61    69.50    62.55
776 to 800           20     4,395,610        1.50     6.264       787      219,780     74.43    86.53    69.74
801 to 825            3       473,971        0.16     6.577       814      157,990     73.46   100.00    70.47
--------------------------------------------------------------------------------------------------------------
TOTAL:            1,756  $292,139,698      100.00%    6.785%      652  $   166,367     77.23%   89.50%   61.51%
==============================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 821 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                    NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%         55  $ 10,781,832        4.55%    5.404%      676  $   196,033     75.91%   97.46%   74.11%
4.501% to 5.000%        278    52,616,032       22.22     5.875       669      189,266     76.83    97.50    79.55
5.001% to 5.500%        324    59,296,744       25.04     6.295       663      183,015     76.79    90.44    82.90
5.501% to 6.000%        316    55,768,922       23.55     6.778       654      176,484     78.34    86.10    69.45
6.001% to 6.500%        141    24,401,132       10.30     7.299       636      173,058     78.27    85.92    61.63
6.501% to 7.000%        113    18,818,689        7.95     7.739       636      166,537     80.62    69.34    55.45
7.001% to 7.500%         50     7,912,595        3.34     8.299       617      158,252     81.34    71.57    42.04
7.501% to 8.000%         26     4,856,572        2.05     8.869       611      186,791     82.82    81.43    39.70
8.001% to 8.500%         14     2,079,523        0.88     9.326       605      148,537     81.02    50.03    18.93
8.501% to 9.000%          1       152,029        0.06     9.750       569      152,029     90.00   100.00     0.00
9.501% to 10.000%         1       155,042        0.07    10.750       720      155,042    100.00     0.00     0.00
------------------------------------------------------------------------------------------------------------------
TOTAL:                1,319  $236,839,111      100.00%    6.644%      655  $   179,560     77.92%   87.94%   71.29%
==================================================================================================================

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.125% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.663% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%        59  $ 11,568,348        4.88%    5.407%      678  $   196,074     75.83%   97.64%   73.45%
11.501% to 12.000%       284    54,230,977       22.90     5.872       669      190,954     76.87    97.57    80.22
12.001% to 12.500%       326    60,304,105       25.46     6.318       664      184,982     76.90    89.38    83.63
12.501% to 13.000%       311    54,209,741       22.89     6.806       653      174,308     78.51    85.71    68.82
13.001% to 13.500%       137    22,658,556        9.57     7.316       636      165,391     77.74    84.99    62.98
13.501% to 14.000%       111    19,112,074        8.07     7.784       633      172,181     80.54    70.57    48.14
14.001% to 14.500%        49     7,512,143        3.17     8.324       617      153,309     81.66    77.43    44.28
14.501% to 15.000%        26     4,856,572        2.05     8.869       611      186,791     82.82    81.43    39.70
15.001% to 15.500%        14     2,079,523        0.88     9.326       605      148,537     81.02    50.03    18.93
15.501% to 16.000%         1       152,029        0.06     9.750       569      152,029     90.00   100.00     0.00
16.501% to 17.000%         1       155,042        0.07    10.750       720      155,042    100.00     0.00     0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,319  $236,839,111      100.00%    6.644%      655  $   179,560     77.92%   87.94%   71.29%
===================================================================================================================

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.125% per annum to 16.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.645% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
NEXT RATE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------------------------------------------------------------------------------------------------
July 2007               8  $  1,356,400        0.57%    5.449%      680  $   169,550     72.30%   92.56%   81.84%
August 2007           121    23,561,206        9.95     5.777       659      194,721     78.54    99.61    81.76
September 2007          1        73,600        0.03     6.375       669       73,600     80.00   100.00   100.00
October 2007          211    40,268,421       17.00     6.299       659      190,846     79.94    93.27    88.87
November 2007         343    62,013,821       26.18     6.813       648      180,798     78.35    86.59    71.71
December 2007         276    47,540,148       20.07     7.237       653      172,247     76.54    76.87    58.24
July 2008               1       242,382        0.10     5.875       643      242,382     80.00   100.00   100.00
August 2008            31     5,325,338        2.25     5.781       670      171,785     79.88    97.43    84.23
September 2008          1       117,500        0.05     5.990       617      117,500     45.19   100.00   100.00
October 2008           54     9,685,924        4.09     6.224       667      179,369     78.43    93.45    88.77
November 2008          74    12,888,226        5.44     6.629       658      174,165     78.21    89.71    78.50
December 2008          95    14,256,715        6.02     7.379       643      150,071     77.31    87.01    20.20
August 2009             4       693,820        0.29     5.939       701      173,455     80.00   100.00    57.94
October 2009            8     1,205,638        0.51     6.263       658      150,705     74.13    62.05   100.00
November 2009           5       770,202        0.33     6.922       614      154,040     79.12   100.00    76.56
December 2009           2       553,702        0.23     6.023       695      276,851     77.94   100.00    31.15
August 2010            10     2,049,246        0.87     5.822       658      204,925     70.24   100.00    39.29
October 2010           20     4,566,197        1.93     6.218       653      228,310     75.86   100.00    81.57
November 2010          37     6,690,031        2.82     6.497       674      180,812     76.75    79.77    71.84
December 2010          15     2,532,661        1.07     6.944       655      168,844     71.17    89.17    91.36
December 2012           2       447,933        0.19     8.781       644      223,966     66.20    31.25     0.00
----------------------------------------------------------------------------------------------------------------
TOTAL:              1,319  $236,839,111      100.00%    6.644%      655  $   179,560     77.92%   87.94%   71.29%
================================================================================================================
